Exhibit 99.1

ESSO Imperial Oil

Investor Day June 2013

Agenda

9:30 a.m.

Welcome

John Charlton, Manager, Investor Relations

Energy Outlook

Rich Kruger, Chairman, President and CEO

Corporate Overview

Downstream & Chemical

Paul Masschelin, Senior Vice-President, Finance

BREAK (10 minutes)

Upstream

Glenn Scott, Senior Vice-President, Resources

Technology & Innovation

Future Opportunities

Rich Kruger

Final Comments

11:15 a.m.

Question Period

Noon

Lunch

ESSO Imperial Oil

Cautionary statement

This presentation contains forward-looking information on future production, project start-ups and future capital spending. Actual results could differ materially due to changes in project schedules, operating performance, demand for oil and gas, commercial negotiations or other technical and economic factors.

Oil-equivalent barrels (OEB) may be misleading, particularly if used in isolation. An OEB conversion ratio of 6,000 cubic feet to one barrel is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the well head.

Proved reserves are calculated under United States Securities and Exchange Commission (SEC) requirements, as shown in Form 10-K dated December 31, 2012.

Pursuant to National Instrument 51-101 disclosure guidelines, and using Canadian Oil and Gas Evaluation Handbook definitions, Imperial’s non-proved resources are classified as a “contingent resource.” Such resources are a best estimate of the company’s net interest after royalties at year-end 2012, as determined by Imperial’s internal qualified reserves evaluator. Contingent resources are considered to be potentially recoverable from known accumulations, using established technology or technology under development, but are currently not considered to be commercially recoverable due to one or more contingencies. There is no certainty that it will be economically viable or technically feasible to produce any portion of the resource.

The term “project” as used in these materials does not necessarily have the same meaning as under Securities and Exchange Commission (“SEC”) Rule 13q-1 relating to government payment reporting. For example, a single project for purposes of the rule may encompass numerous properties, agreements, investments, developments, phases, work efforts, activities and components, each of which we may also informally describe as a “project”.

Financials in Canadian dollars.

ESSO Imperial Oil

ESSO Imperial Oil

Energy Outlook

Economic growth drives energy demand

Global energy demand up 35% by 2040

GDP

$ trillions 2005

120

100

80

60

40

20

0

Average Growth / Yr.

2010 – 2040

2.8%

Non OECD

OECD

1990

2015

2040

Energy Demand

Quadrillion BTUs

1200

1000

800

600

400

200

0

Average Growth / Yr.

2010 – 2040

1.0%

Expected savings from efficiency gains

Non OECD

OECD

1990

2015

2040

Source: ExxonMobil 2013 Outlook for Energy

ESSO Imperial Oil

Demand for all energy sources to increase

Oil and gas will continue to meet 60% of total demand

World energy demand by source

Quadrillion BTUs

250 200 150 100 50 0

2010

2040

Oil Gas Coal Nuclear Other

Source: ExxonMobil 2013 Outlook for Energy; other includes biomass/waste, hydro and other renewables

ESSO Imperial Oil

Significant new liquids supplies required

65+ million barrels per day of new production required by 2035

Global liquids

mb/d

120 100 80 60 40 20 0

Existing production

New production required

2010 2035

Source: International Energy Agency – 2010

Canadian oil sands growth to continue

With projected growth, North America balanced post-2030

North American liquids

mbd

30

25

20

15

10

5

0

Demand

Net Imports

Canadian Oil Sands

Biofuels

NGLs, Other

Crude & Condensate

1990

2000

2010

2020

2030

2040

Source: ExxonMobil 2013 Outlook for Energy

ESSO Imperial Oil

ESSO Imperial Oil

Corporate Overview

Imperial Oil’s business model

Deliver superior, long-term shareholder value

1. Long-life, advantaged assets

2. Disciplined investment and cost management

3. Integration and synergies

4. High-impact technologies and innovation

5. Operational excellence and responsible growth

ExxonMobil relationship

ESSO Imperial Oil

Operational excellence & risk management

Comprehensive system to manage operational risks

Operations Integrity Management System

Management Leadership, Commitment, and Accountability

1

2 Risk Assessment and Management

3 Facilities Design and Construction

4 Information/ Documentation

5 Personnel and Training

6 Operations and Maintenance

7 Management of Change

8 Third-Party Services

9 Incident Investigation and Analysis

10 Community Awareness and Emergency Preparedness

Operations Integrity Assessment and Improvement

11

ESSO Imperial Oil

Workforce safety

Safety is first in all we do

Workforce safety

Incidents per 200k hours

0.8 0.6 0.4 0.2 0.0

Best ever

2008 2009 2010 2011 2012

“Nobody Gets Hurt”

Spills & other releases

Committed to ensuring the integrity of our operations

Spills and other releases

Number

50

40

30

20

10

0

Best ever

2008 2009 2010 2011 2012

“Protect Tomorrow. Today”

Air emissions

Committed to reducing the environmental impact of our operations

Emissions

k tonnes/year

80

60

40

20

0

Best ever

2008 2009 2010 2011 2012

Financial performance

Record earnings per share in 2012

Net income per share

$/share

5 4 3 2 1 0

2008 2009 2010 2011 2012

2012 1Q13

Earnings - $ billions 3.77 0.80

Earnings - $ per share1 4.42 0.94

ROCE - % 23 20

Gross production2 - koebd 282 284

Refining throughput - kbd 435 430

Cash flow - $ billions 4.68 0.60

Investments - $ billions 5.68 2.98

1diluted basis 2before royalties

ESSO Imperial Oil

Industry leadership across all business lines

• World’s largest in-situ heavy oil operation at Cold Lake

• World’s largest oil sands producer at Syncrude

• Next generation mining project at Kearl

• Largest petroleum refiner in Canada

• Major fuels marketer across the country

• Leading manufacturer and marketer of lubricants

• Highest polyethylene market share for rotational moulding

• Industry leader in asphalt production

Industry-leading return on capital employed

Maximizing investment value and life-cycle asset performance

ROCE

%

30 25 20 15 10 5 0

5-yr. average 2012

IMO HSE CVE SU CNRL

Source: Bloomberg, company publications

ESSO Imperial Oil

Unmatched shareholder distributions

Nearly $14 billion returned to shareholders in last 10 years

Shareholder distributions 2003-2012

$ billions

15 10 5 0

Share reductions Dividends

IMO HSE SU CNRL CVE

Source: company publications

ESSO Imperial Oil

Increased ownership per share

2-3 times ownership increase in the last 20 years

Share repurchases*

1994—2012

Outstanding

848 million

Repurchased

902 million

Indexed ownership per share

2012 vs. 1994 metrics, %

400

300

200

100

0

Crude

production

Refinery

throughput

Chemical

sales

Proved

reserves

* shares outstanding at year-end and adjusted for 3:1 share splits in 1998 and 2006

ESSO Imperial Oil

Long-life, high-quality proved reserves

3.6 billion oil-equivalent barrels, concentrated in world-class assets

2012 proved reserves

billion oeb*

4

3

2

1

0

Other

Kearl

Syncrude

Cold Lake

* after royalties

Large, non-proved resource base

13 billion oil-equivalent barrels to support profitable growth

2012 resource base

billion oeb*

15

10

5

0

Other

Mining

In-situ

Gas

Liquids

Growth

opportunities

Progressing

* after royalties

Esso Imperial Oil

Executing plans to achieve growth

Investing about $40 billion this decade focused on upstream growth

Average capex per year*

$ billions

5 4 3 2 1 0

2000-2009

2010-2019

*Upstream, Downstream, Chemical & Corporate

Production positioned to double by 2020

Funded nearly 200 kbd of additional liquids

Production outlook*

kboed

600

400

200

0

New Opportunities

Oil Sands - mining

Oil Sands - in-situ

Conventional

To be

sanctioned

Under

construction

Starting up

Existing

2010 2013 2016 2020

* before royalties

23 Esso Imperial Oil

Financial strength to support growth plans

Strong balance sheet maintained under wide range of scenarios

Debt to capital*

%

50

40

30

20

10

0

$55/bbl WTI

$95/bbl WTI

• S&P AAA rating

• Flexibility for new opportunities

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

* Projected at May 31, 2013, includes Celtic acquisition

Esso Imperial Oil

Esso Imperial Oil

Downstream & Chemical

Integration & synergies

Delivering competitive advantage across the value chain

Production

Refining

Chemical

Crude and natural gas

Petroleum products

Commodities and specialties

Leveraging ExxonMobil relationship

26 Esso Imperial Oil

Downstream & Chemical strategies

Maximizing value of every molecule

Consistently deliver best-in-class performance

Provide valued and high-quality products and services

Lead industry in efficiency and effectiveness

Selectively invest for advantaged returns

27 Esso Imperial Oil

Downstream business results

Record earnings and strong competitive position

2012 Downstream profitability*

US$/bbl

15

10

5

0

SU IMO HSE CVE

2012 1Q13

Earnings - $ billions 1.77 0.48

ROCE - % 63 N/A

Refinery throughput - kbd 435 430

Net petroleum prod. sales - kbd 445 426

Investments - $ millions 140 27

* Source: Barclays Research

28 Esso Imperial Oil

Refineries capture crude price differentials

80% of capacity accesses advantaged mid-continent crudes

2012 throughput

kbd

200 160 120 80 40 0

Strathcona/Sarnia - 100% advantaged

Expanding access to Nanticoke

Dartmouth refinery - decision in 2013

Advantaged crudes

Strathcona Sarnia Nanticoke Dartmouth

29 Esso Imperial Oil

Efficient operations and selective investment

Relentless focus on operational excellence, costs and self-help

Refining energy intensity

%

105 100 95 90

Industry

Imperial

2003 2005 2007 2009 2011

Downstream & Chemical capex

% of depreciation

200 150 100 50 0

2003-2007 2008-2012

*Source: Solomon data, indexed

30 Esso Imperial Oil

Downstream to maximize value of Kearl

Unique level of technical, operational and commercial support

Refinery*

Nanticoke

Sarnia

Joliet

Billings

Beaumont

Baton Rouge

Chalmette

Baytown

Torrance

Total

Gross

cap. kbd*

118

127

248

62

359

523

195

584

156

2,372

Coking

cap. kbd*

0

25

59

10

48

124

30

96

53

445

“Imperial & ExxonMobil refineries can run all initial Kearl production”*

Access to global crude marketing expertise

Portfolio of processing options

Unique-to-industry modelling tools for value maximization

*Source: Wood Mackenzie Upstream Insight April 2013

31 Esso Imperial Oil

Downstream value extends beyond refining

World-class brands, extensive marketing networks

Esso

On the Run

Esso

Mobil 1

Tim HortonsR

RBCR

RBC Royal Bank

RBC Banque Royale

Reliable provider of quality products

National retail network - 18% market share

Diverse sales channels

Company-owned retail sites in major markets

Distributor networks for national coverage

30% market share for lubricants

Strong technical customer support

Beneficial partnerships

32 Esso Imperial Oil

Chemical business results

Record earnings from integrated manufacturing

Earnings - $ millions

ROCE (%)

Petrochemical sales (kT)

2012

165

63

1,044

1Q13

35

N/A

240

33 Esso Imperial Oil

Focus on high-value products

Sarnia polyethylene is a top-tier asset serving specialty customers

Site advantages:

Integrated with refinery

Cracking ethane and propane

Leading supplier to North American rotational moulding market

Sustained technology development focus

Ethane feed, capacity creep opportunities

34 Esso Imperial Oil

Downstream & Chemical funding upstream growth

About $5 billion of net cash over last 4 years

Imperial net income

$ billions

4 3 2 1 0

Chemical

Downstream

Upstream

Corporate

2009 2010 2011 2012

Downstream & Chemical net cash

$ billions

2.5 2.0 1.5 1.0 0.5 0.0

2009 2010 2011 2012

35 Esso Imperial Oil

Esso Imperial Oil

Upstream

World-class assets

A distinct competitive advantage

Cold Lake

Syncrude

Kearl

37 Esso Imperial Oil

Upstream strategies

Profitable growth, high-impact technology and portfolio quality

Maximize value of existing production

Invest in growth projects that deliver superior results

Enhance resource value through high-impact technologies

Pursue the highest quality exploration opportunities

Esso Imperial Oil

Upstream business results

Operational excellence and asset quality drive industry-leading profitability

2012 Upstream profitability1

US$/boe

25 20 15 10 5 0

IMO SU CVE HSE

2012

1Q13

Earnings - $ billions

1.89

0.30

ROCE - %

13

N/A

Gross production2 - koebd

282

284

Liquids production2 - kbd

250

253

Investments - $ billions

5.52

2.94

1Barclays Research

2before royalties

Esso Imperial Oil

Syncrude

Strategic asset with improvement potential

Ownership:

25% Imperial

Start-up:

1978

2012 production*:

72 kbd

Cumulative production*:

0.6 billion bbls

Recoverable resource*:

2.0 billion bbls

*IOL share, before royalties

Esso Imperial Oil

Focused on increasing production

First priority is to improve reliability

Syncrude production

kbd, 25% IOL share

100 75 50 25 0

Near-term opportunity range

2010 2011 2012

Esso Imperial Oil

Systematic approach to reliability improvements

Progress in several areas

Downtime factors

%

100 75 50 25 0

2010 2011 2012

Extended average coker run life from 2 to 3 years

Addressed furnace failures by correcting erosion root cause

Addressed hydrogen unit heat exchange failures by redesigning tube sheet connections

Other

Extraction

Mining

Upgrading

Esso Imperial Oil

Focus on improving cost structure

Progress in several areas

Syncrude employee workforce

number

6000 5500 5000 4500

2010 2011 2012

Aligned organization with IOL/EM best practices

- Line of sight through asset teams

- Eliminated redundant interfaces

- Sharing support services

- Saving $90M per year

IOL/EM global procurement achieving lower cost supplies and services

- Saving $200M per year

Esso Imperial Oil

Cold Lake

A premier asset

Ownership:

100% Imperial

Commercial start-up:

1985

Gross production:

150 kbd

Active wells:

~ 4,500

Cumulative production:

> 1 billion bbls

Proved reserves:

1.1 billion bbls*

Non-proved resource:

2.9 billion bbls*

* after royalties

Esso Imperial Oil

Industry-leading reliability

Consistently delivering nameplate capacity

Production - 3 year average 2010-2012*

% of capacity

IMO Cold Lake

MEG Christina Lake

CVE Foster Creek

SU MacKay River

DVN Jackfish

CVE Christina Lake

CNQ Primrose

SU Firebag

COP Surmont

Shell Peace River

CLL Great Divide

JACOS Hangingstone

CNOOC Long Lake

Shell Orion

HSE Tucker

0 20 40 60 80 100

* note: data for DVN Jackfish is for Phase 1 only and CVE Christina Lake is for Phases A & B only Source: Peters & Co. Limited, geoSCOUT

Esso Imperial Oil

Highly competitive cost structure

Results from operational excellence and cost discipline

In-situ cash operating costs*

C$/bbl

CLL Great Divide

HSE Tucker

STP Thermal

SU Thermal

DVN Jackfish

MEG Christina Lake

CVE Christina Lake

IMO Cold Lake

CVE Foster Creek

HSE Sask. Thermal

CNQ Thermal

0 10 20 30

* Source: FirstEnergy Capital Corp., FirstFacts May 21, 2013

Esso Imperial Oil

Increasing recovery through innovation

Leveraging technology and operational best practices

Cold Lake demonstrated recovery

(%)

60 40 20 0

1970’s 1980’s 1990’s 2000’s 2010+

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Phased expansion - “design one, build many”

Over 1 billion barrels produced with continued growth planned

Cold Lake production*

kbd

200 150 100 50 0

Pilots

Maskwa

Mahihkan

Mahkeses

Nabiye

1980 1990 2000 2012 2015

* before royalties

Esso Imperial Oil

Cold Lake - Nabiye project

On schedule and on budget for 2014 start-up

Sanctioned in 2012 for $2B

- 40 kbd production

- 140 kbd steam generation

- 170 MW cogeneration

- 7 pads of 24 wells each

More than 40% complete

Design one, build many replicates Mahkeses

Esso Imperial Oil

Kearl

Next generation oil sands development

Ownership:

71% Imperial

29% ExxonMobil

Commercial start-up:

2013

Gross production:

110 kbd (initial)*

345 kbd (final)*

Development cost:

$6.80/bbl

Recoverable resource:

4.6 billion bbls*

* Gross, before royalties

Esso Imperial Oil

First oil sands mine without an upgrader

Producing pipeline-quality diluted bitumen



Mining
Ore Preparation Plant
Hydrotransport
Overburden
Oil Sands
Shovels
Trucks
400T load
Crusher
Conveyor
Surge
Bin
Slurry
Prep
Hot Water
& Caustic
Hydrotransport pumps
6 in series for each PL
Proprietary Froth Treatment
Extraction
Hydrotransport
Conditioning
2 x 60%, 24" PL
Solvent
3 x 33%
trains
Bitumen
&
Solvent
SRU
FSU1
FSU2
TSRU2
TSRU1
Diluent
Diluted
Bitumen
To Markets
via
Pipeline
Primary Separation Cell
(PSC)
Floatation
Cells
Athabasca River
Sand/Water
Fines/Water
Fines/Water/Asphaltenes
River Water Intake
External Tailings Area

51

Esso Imperial Oil

Kearl Oil Sands virtual tour

Watch the video on Imperial’s YouTube channel.

YouTubeTM

YouTube.com/ImperialOil

The Kearl value advantage

Large resource, long-life production

Resource quality

Proprietary froth treatment

Reliability enhancements Environmental performance

Competitive cost structure

Esso Imperial Oil

40+ year asset life

Gross production plateau of 345 kbd, Imperial share 71%

Kearl development plan*

kbd

400

300

200

100

0

Plant Debottleneck 45 kbd

Third Ore Preparation Plant 80 kbd

Expansion Project 110 kbd

Initial Development 110 kbd

Sanctioned

2013 2050

* before royalties

Esso Imperial Oil

Resource quality

A lasting unit cost advantage

Athabasca undeveloped mining resources

ore grade, % bitumen

12.5

12.0

11.5

11.0

10.5

10.0

Increasing Mining Efficiency

Increasing Processing Efficiency

Higher quality

Kearl

12 11 10 9 8 7

Total Volume: Bitumen in Place

Esso Imperial Oil

Proprietary froth treatment

Higher reliability, pipeline-quality and refinery-ready crude

Existing mines

Naphthenic Froth Treatment 3.5% 96.5%

Sediment and water

Bitumen

Onsite upgrader

Sale

Synthetic crude

Refinery

Bitumen Froth

Kearl

Paraffinic Froth Treatment 0.1% 92% 8% X

Sediment and water

Bitumen

Asphaltenes

Sale

Dilbit

Diluent

Refinery

Esso Imperial Oil

Reliability enhancements

Investment to reduce unit operating cost

Dual hydro transport lines to main plant site

Dual slurry prep plants

Oversized surge bin

Oversized crusher

Dual surge bin feed conveyors

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Next generation oil sands technology

Kearl full-cycle GHGs about the same as average crude refined in U.S.

Wells-to-wheels GHG Emissions*

kgCO2/bbl of refined products

Saudi Arabia–Arab Light

Average barrel refined in the US (2005)

Kearl

Mexico–Maya

Venezuela–Bachaquero

Canadian oil sands: SAGD dilbit

Nigeria–Bonny Light

Canadian oil sands: Mining SCO

Canadian oil sands: CSS dilbit

Venezuela–Petrozuata (upgraded)

US–Midway–Sunset (California)

0 200 400 600

* Source: IHS CERA Oil Sands, Greenhouse Gases, and U.S. Oil supply Getting the Numbers Right – 2012 Update

Esso Imperial Oil

Cost structure competitive with SAGD

Profitable across a broad range of oil prices

Cost structure*

$/bbl

Major opportunity for ongoing efficiencies

Application of IOL/EM best practices consistently delivers low unit costs

40 30 20 10 0

Realization (vs. Kearl)

CO2 tax

Sustaining capital

Initial development

Opex - natural gas

Opex - other

Average SAGD (3.0 SOR)

Kearl

Top-tier SAGD (2.5 SOR)

* Source: FirstEnergy Capital Corp., FirstFacts, February 14, 2013; costs include G&A

Esso Imperial Oil

Kearl Expansion Project

On schedule and on budget for start-up late 2015

Sanctioned in 2011 for $8.9B

- Initial production 110 kbd

About one-third complete

All full-size modules being constructed in Edmonton

Same contractors as the Kearl Initial Development project

Esso Imperial Oil

Upstream summary

Significant near-term production and earnings growth

Highly competitive operating costs

Kearl and Nabiye designed for best-in-industry reliability

Driving systematic improvements at Syncrude

300 kbd new production by around 2020

- 200 kbd starting up or under construction

Market access strategy

Ensure take-away capacity for all equity crude

Optimize use of existing systems to maximize value

Participate in multiple new pipeline opportunities

Use rail options to bridge and provide insurance

Mitigate any future surplus via portfolio optimizations

Esso Imperial Oil

Strategy recognizes uncertainties

Pursuing a portfolio of options

Commitments to new pipeline capacity

kbd

Currently transporting more than 400 kbd from Alberta by pipeline

Secured 290 kbd of additional pipeline capacity for Kearl and Nabiye

- Keystone, Gulf Coast Access, Keystone XL, Trans Mountain

- Considering TransCanada’s Energy East

Advancing rail options to mitigate pipeline uncertainties

300 200 100 0

2014 2016 2018

Esso Imperial Oil

Esso Imperial Oil

Technology & Innovation

Technology & innovation

Selective value-driven development, industry-leading capabilities

Long-term, unmatched commitment

Systematic research process

$200 million invested in 2012

Integrated with ExxonMobil’s research

Founding member of Canada’s Oil Sands Innovation Alliance (COSIA)

65 Esso Imperial Oil

High-impact technologies

Focused on fundamental business improvements and long-term value

Increase recovery

Improve reliability

Lower costs

Increase margins

Improve environmental performance

Imperial’s game-changing research

Watch the video on Imperial’s YouTube channel.

YouTubeTM

YouTube.com/ImperialOil

Potential game-changing technologies

A history of success, organizational commitment to further innovate

SA-SAGD

Solvent-assisted SAGD

CSP

Cyclic solvent process

CIMA

Chemically induced micro agglomeration

NAE

Non-aqueous extraction

Deliver business improvements and long-term value

68 Esso Imperial Oil

Future opportunities

Significant growth potential beyond current plans

2012 non-proved resource base – billion oeb*

15 10 5 0

Other

Mining

In-situ

Gas

Liquids

Growth opportunities

Progressing

Horn River

Firebag Aspen Corner

Celtic

Cold Lake/

Grand Rapids

gas mining in-situ

* after royalties

69 Esso Imperial Oil

New in-situ opportunities

Development planning underway

Aspen – 100% IOL

Ft. McMurray

Corner – 63% IOL

Grand Rapids – 100% IOL

Resource potential: 3 billion barrels

Enabling technology: SAGD/SA-SAGD

Potential scope: 9+ phases

35-45 kbd per phase

Commercial start-up: 2019+

70 Esso Imperial Oil

Unconventional gas

Large acreage position, development optionality

Horn River 340K acres

Montney / Duvernay 650K acres

Resource potential: 15+ TCF

Liquids-rich Montney

Enabling technology: Horizontal drilling

Hydraulic fracturing LNG

Ownership: 50% IOL, 50% EM

Current production: 100 MCFD, 4 kbd

Forward plans: Demonstrate Horn River pilot recovery efficiency

Evaluate additional resources to support LNG

Montney provides favourable economics without LNG

71 Esso Imperial Oil

Benefiting from ExxonMobil relationship

Complete access to global LNG technology, experience and expertise

World’s largest LNG trains

World’s largest LNG ships

Project planning and execution

Operational experience

International marketing expertise

Project financing

72 Esso Imperial Oil

Long-term growth

Potential of 1+ million barrels per day by 2030

Production outlook*

kboed

1000 800 600 400 200 0

New technologies/opportunities

Oil Sands - mining

Oil Sands - in-situ

Conventional

2010 2020 2030

* before royalties

73 Esso Imperial Oil

Esso Imperial Oil

Final Comments

Imperial Oil’s business model

Deliver superior, long-term shareholder value

1. Long-life, advantaged assets

2. Disciplined investment and cost management

3. Integration and synergies

4. High-impact technologies and innovation

5. Operational excellence and responsible growth

75 Esso Imperial Oil

For more information

www.imperialoil.ca

For more detailed investor

information, or to receive annual

and interim reports, please contact:

John A. Charlton

Manager, Investor Relations

Imperial Oil Limited

237 Fourth Avenue SW

Calgary, Alberta T2P 3M9

Email: john.a.charlton@esso.ca

Phone: (403) 237-4537

Esso Imperial Oil

Investor Day June 2013